Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

MANAGERS REAL ESTATE SECURITIES FUND

Supplement dated October 11, 2013 to the Prospectus

dated March 1, 2013, as supplemented July 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Real Estate Securities Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus, dated and supplemented as noted above.

The section titled “Dividends and Distributions” on page 46 of the Prospectus is hereby deleted and replaced with the following:

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay out income dividends, if any, annually in December, with the exception of PIMCO Bond Fund and California Intermediate Tax-Free Fund, which both declare income dividends daily and pay out monthly, and Real Estate Securities Fund, which declares and pays out income dividends quarterly in March, June, September, and December. The Funds normally declare and pay out net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your elections any time by giving the Funds written notice at least 10 days before the scheduled payment date.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST251